SCHEDULE 14A
                              (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Materials

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            CAMBEX CORPORATION
                      ----------------------------
                      (Name of Registrant as Specified In Its Charter)


                       ----------------------------
                       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:




                            CAMBEX CORPORATION

                         NOTICE OF ANNUAL MEETING

               OF STOCKHOLDERS TO BE HELD DECEMBER 23, 1999


The Annual Meeting of Stockholders of CAMBEX CORPORATION (the "Company") will be held in the Conference Room of Cambex Corporation, 360 Second Avenue, Waltham, Massachusetts, on Thursday, December 23, 1999, at 9:30 A.M. for the following purposes:

             1. To fix the numbers of directors for the ensuing year and to elect the Directors.

             2. To approve an increase in the maximum number of shares of Common Stock of the Company authorized for issuance under the Employee Stock Purchase Plan.

             3. To approve the grant of certain options and to approve the Year 2000 Equity Incentive Plan.

             4. To consider and act upon any other matters which may properly come before the meeting.

Shareholders of record at the close of business on November 12, 1999 are entitled to notice of and to vote at the meeting.



                                 By order of the Board of Directors


                                 John E. Beard, Clerk


Waltham, Massachusetts
November 30, 1999




WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
















                            CAMBEX CORPORATION

                             360 Second Avenue
                       Waltham, Massachusetts 02451

                              PROXY STATEMENT

This Proxy Statement and the accompanying Proxy are furnished in connection with the solicitation by the Board of Directors of CAMBEX CORPORATION (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, December 23, 1999. Shares represented by duly executed proxies will be voted, or abstained from voting, as specified thereon. Proxies may be revoked at any time before they are exercised by written notice to the Company or by a duly executed subsequently dated proxy. This proxy statement was first mailed to stockholders on or about the date shown on the notice of meeting.

Holders of record of the Company's Common Stock, $.10 par value (the "Common Stock") as of the close of business on November 12, 1999 are entitled to notice of and to vote at the meeting. There were 9,540,476 shares outstanding on that date, each entitled to one vote.

The Company will reimburse brokerage firms and others for their expenses in forwarding proxy material to beneficial owners. Officers and employees of the Company may also solicit proxies by mail, telephone, telegraph or personal interview but no additional compensation will be paid them and the cost of such additional solicitation will be nominal.


                                PROPOSAL 1
                           ELECTION OF DIRECTORS

Under Massachusetts law, the Board of Directors of the Company is classified into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. Since the Company has not held a meeting of stockholders since January, 1996, the terms of all board members have expired and they continue to serve as holdovers. It is proposed at this meeting to elect directors in each class. The enclosed proxy will be voted to elect the persons named below, unless otherwise instructed, as directors for a term of one, two or three years and until their successors are elected and qualified. Class I will be elected for three years, Class II for one year and Class III for two years. If any nominee should become unavailable, proxies will be voted for a substitute nominee designated by management, unless instructions are given to the contrary, or to fix the number of directors at a lesser number. The current Board has no reason to expect that any of the nominees will be unavailable. The directors will be elected by a plurality of the votes cast. The nominees and their classes are as follows:

NAME AND BUSINESS ADDRESS

Nominees as Class I Directors
Term Expires 2003:


       Joseph F. Kruy
       360 Second Ave.
       Waltham, MA  02451
       Age:  68

POSITIONS AND OFFICES WITH THE COMPANY; BUSINESS EXPERIENCE DURING LAST FIVE YEARS:

       Director since 1968. Chairman of the Board of Directors, President and CEO.

(#) OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF NOVEMBER 12, 1999

       1,399,940 (1)
                                    -2-
PERCENT OF CLASS

       14.67%


       C.V. Ramamoorthy
       University of California
       Computer Science Division
       Berkeley, CA  94720
       Age:  73

POSITIONS AND OFFICES WITH THE COMPANY; BUSINESS EXPERIENCE DURING LAST FIVE YEARS:

       Director since 1968. Professor of Electrical Engineering and Computer Sciences, University of California at Berkeley.

(#) OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF NOVEMBER 12, 1999

       99,156

PERCENT OF CLASS
       1.04%


Class II Director
Term Expires 2001:

       Robert J. Spain
       CFC, Inc.
       179 Bear Hill Road
       Waltham, MA  02451
       Age:  61

POSITIONS AND OFFICES WITH THE COMPANY; BUSINESS EXPERIENCE DURING LAST FIVE YEARS:

       Director since 1994.  President, CFC, Inc.
       (Electronic Component Manufacturing)

(#) OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF NOVEMBER 12, 1999
       0

PERCENT OF CLASS
       0%


Class III Director
Term Expires 2002:

       Philip C. Hankins
       Charter Information Corporation
       3011 North Lamar Blvd.
       Austin, TX  78705
       Age: 68
                                    -3-
POSITIONS AND OFFICES WITH THE COMPANY; BUSINESS EXPERIENCE DURING LAST FIVE YEARS:

       Director since 1979. President, Charter Information Corporation (Information Processing).

(#) OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF NOVEMBER 12, 1999
       106,358

PERCENT OF CLASS
       1.11%

All directors and officers as a group (5 persons)

(#) OF SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF NOVEMBER 12, 1999
       2,567,618(2)

PERCENT OF CLASS
       26.91%

       (1) Includes 56,250 shares owned by Mr. Kruy as co-trustee of a trust for his wife and children.

       (2) Includes 960,164 shares held by CyberFin Corporation, which is owned by Peter J. Kruy, an officer of the Company. Directors and officers have shared voting and investment power with respect to 56,250 shares and sole voting and investment power with respect to 2,511,368 shares.

The Board of Directors, which held four meetings during 1998, has no standing nominating or compensation committee. Mr. Hankins and Dr. Ramamoorthy are members of the Audit Committee. The Audit Committee held one meeting during the year. The duties of the Audit Committee are generally to review the audit, the services provided by the independent public accountants, the Company's accounting practices and the Company's accounting and financial personnel. All directors attended at least 75% of the meetings of the Board and committees of which they are members.

Directors who are not employed by the Company receive an annual fee of $10,000 and a fee of $1000 for each meeting of the Board attended.


                                PROPOSAL 2

                 APPROVAL OF INCREASE IN SHARES AUTHORIZED
                 FOR ISSUANCE UNDER THE CAMBEX CORPORATION
                       EMPLOYEE STOCK PURCHASE PLAN

Proposal 2 seeks stockholder approval of an increase of 23,049 shares in the total shares issuable under the Company's Employee Stock Purchase Plan.

For a number of years prior to August, 1998, the Company sponsored a stock purchase plan as part of its overall compensation program for employees. Due to decreases in the Company's stock price, the total number of shares issuable for the period January 1, 1998 to June 30, 1998 was larger than the total number of shares reserved for issue under the Plan. The Company gave employees the election to receive back their contribution under the Plan or await stockholder approval of an increase. Management promised to propose such an increase to the Board of Directors and the stockholders. In August, 1998, the Board of Directors terminated the Plan and approved a proposal to increase the number of shares of Common Stock which may be purchased under the Plan to allow for issuance of shares which employees elected to receive, subject to stockholder approval. Accordingly, subject to stockholder approval, the Board amended the Stock Purchase Plan to increase the total number of shares of Common Stock which may be purchased thereunder by 23,049 to a total of 423,049.
                                    -4-
DESCRIPTION OF THE STOCK PURCHASE PLAN

The Stock Purchase Plan was established to encourage eligible employees of the Company and its subsidiaries to acquire an equity interest in the Company through purchase of Common Stock. It is intended that the Stock Purchase Plan constitute an "employee stock purchase plan" under the provisions of Section 423 of the Internal Revenue Code.

The Stock Purchase Plan was administered by a Committee consisting of no fewer than three persons appointed by the Board of Directors, all of the members of which Committee must be "disinterested persons" as that term is defined under rules promulgated by the Securities and Exchange Commission. Although the Plan has been terminated, the Committee remains in place to administer the windup of its affairs. All members of the Committee serve at the pleasure of the Board. Alternatively, the Board may serve as the Committee so long as a majority of the members of the Board are "disinterested persons". The Committee supervises the administration and enforcement of the Stock Purchase Plan and has the power to employ and compensate agents of the Committee for the purpose of administering the accounts of participating employees, construe or interpret the Stock Purchase Plan, determine all questions of eligibility and compute the amount and determine the manner and time of payment of all benefits according to the Stock Purchase Plan.

The Stock Purchase Plan was for full-time and permanent part-time employees of the Company and its subsidiaries (generally employees working more than 20 hours a week and more than five months a year). Employees who would, immediately after a Grant Date (as defined below), own more than 5% of the total combined voting power or value of all outstanding shares of all classes of the Company or any subsidiary were not eligible.

Employees were permitted to enroll in the Stock Purchase Plan as of the first day of January or July after the employee first became eligible to participate in the Stock Purchase Plan or on such other specific dates established by the Committee (each of which shall be called an "Enrollment Date"). Participation in the Stock Purchase Plan was voluntary.

Payment for shares was made in installments through payroll deductions over the Stock Purchase Plan's designated Purchase Period (the "Purchase Period"). The Purchase Periods were January 1 through June 30 and July 1 through December 31 of each calendar year. The last trading day of each Purchase Period is the "Purchase Date" for that period.

As of any Purchase Date, funds then credited to each participant's account were applied to the purchase of whole shares of Common Stock. No interest was paid on amounts held in a participant's account. The cost to the participant for the shares purchased was 85% of the lower of the fair market value of Common Stock on the first trading day of the respective Purchase Period (The "Grant Date"), or the fair market value of Common Stock on the Purchase Date.

Fair market value was defined to mean the closing price in the over-the-counter market with respect to such Common Stock, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or such other similar system then in use; or, if on any such date such Common Stock is not quoted by any such organization, the closing price with respect to such Common Stock, as furnished by a professional market maker making a market in such Common Stock selected by the Board of Directors and if not available, the fair market value of such Common Stock as of such day as determined in good faith by the Board of Directors.



RECOMMENDATION

It is the intention of the persons named as proxies to vote the shares to which the proxy relates to increase the number of shares authorized for issuance under the Stock Purchase Plan, unless instructed to the contrary. Additional shares will not be authorized for issuance under the Stock Purchase Plan unless approved by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board Of Directors Recommends a Vote FOR Proposal 2.


                                    -5-
                                PROPOSAL 3
            APPROVAL OF THE GRANT OF CERTAIN OPTIONS UNDER THE
                  1997 COMBINATION STOCK OPTION PLAN AND
              APPROVAL OF THE YEAR 2000 EQUITY INCENTIVE PLAN

Proposal 3 seeks stockholder approval of the new "Year 2000 Equity Incentive Plan", which provides for the grant of stock options and other equity incentives to employees. It also seeks approval of the grant of options under a plan which was adopted in 1997 which was intended to be submitted to stockholders for their approval but was not submitted due to the fact that no stockholder meeting was held. The Year 2000 Plan supplants the 1997 Plan but options granted under the 1997 Plan will remain outstanding.

On March 7, 1997, the Board of Directors adopted the 1997 Combination Stock Option Plan and granted options for 1,176,500 shares at prices ranging from $0.12 to $1.67. Options under the 1997 Plan include a grant of 300,000 shares to Peter J. Kruy, Executive Vice President and Chief Financial Officer, made on June 25, 1999 at $0.26, which was 85% of the fair market value on that date and which becomes exercisable in even increments on the first through fifth anniversaries of the date of grant. That is the only grant to Dr. Kruy under the 1997 Plan. At the time of such grant to Dr. Kruy, the Board of Directors also granted an option for 75,000 shares to Lois P. Lehberger at the same price. Mrs. Lehberger became an executive officer in 1999. These options are otherwise on the same terms as are described below under the Year 2000 Plan.

On November 12, 1999, the Board of Directors adopted the Year 2000 Equity Incentive Plan to replace the 1997 Combination Stock Option Plan. At this time, the Board of Directors granted an option for an additional 25,000 shares to Mrs. Lehberger under the Year 2000 Equity Incentive Plan.

The Year 2000 Equity Incentive Plan replaces the 1997 Plan referred to above as to all future options. The full text of the Year 2000 Equity Incentive Plan is set forth in Exhibit A. The following description of certain features of the Year 2000 Equity Incentive Plan is qualified in its entirety by this reference.

Description of the Year 2000 Equity Incentive Plan

The Year 2000 Equity Incentive Plan (the "Plan") was established to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company. The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplemental Grants, or combinations thereof.

The Plan will be administered by the Board of Directors of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to determine who will receive Awards, the size, type and terms and conditions of the Awards, waive compliance by a participant with any obligations to be performed by the participant under an Award, amend or cancel an existing Award in whole or in part, prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, adopt, amend and rescind rules and regulations for the administration of the Plan and interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee consisting of at least two directors.

The Plan provides for the delivery of up to 1,500,000 shares of Common Stock of the Company. If an award requiring exercise by the participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants. Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

The participants in the Plan will be persons in the employ of the Company or any of its subsidiaries and other persons or entities who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries. No Award may be granted under the Plan after December 31, 2009, but Awards previously granted may extend beyond that date.
                                    -6-
In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan and to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

Neither adoption of the Plan nor the grant of Awards to a participant will affect the Company's right to grant to such participant awards that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Internal Revenue Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934.

RECOMMENDATION

The Board of Directors Recommends a Vote FOR Proposal 3, which calls for approval of the Year 2000 Plan and the grant of certain options under the 1997 Plan.




                          EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) for the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996.

                        Summary Compensation Table

                            Annual Compensation


                                                               Commissions
                                       Salary      Salary      and Incentive
Name and Position               Year     Paid      Deferred(1)    Bonuses

Joseph F. Kruy                   1998  $200,000     $  -        $  -
Chairman, President and CEO      1997  $136,270     $63,730     $  -
                                 1996  $200,000     $  -        $  -

Peter J. Kruy                    1998  $ 34,327     $  -        $  -
Executive Vice President and     1997  $   -        $  -        $  -
Chief Financial Officer          1996  $   -        $  -        $  -




                                    -7-
                       Long Term Compensation Awards


                                                                All Other
Name and Position                  Year       Options(#)      Compensation(2)

Joseph F. Kruy                     1998           -               $  -
Chairman, President and CEO        1997           -               $  -
                                   1996           -               $ 3,854

Peter J. Kruy                      1998           -               $  -
Executive Vice President and       1997           -               $  -
Chief Financial Officer            1996           -               $  -

(1) The Deferred Salary of $63,730 was incorporated into Mr. Kruy's loan to the Company in exchange for a 10% secured subordinated promissory note.

(2) Company contribution in Company Common Stock on officer's behalf to the Company's 401(K) Plan.


                               Stock Options

No options were granted to or exercised by the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1998.


Aggregate Fiscal Year End Option Value

                          Number of Options  Value of Unexercised In-the-money
                       at December 31, 1998   Options at December 31, 1998(1)
Name                Exercisable/Unexercisable    Exercisable/Unexercisable

Joseph F. Kruy                 -                            -

Peter J. Kruy                  -                            -

(1) The closing price of the Company's Common Stock on December 31, 1998 was $0.20. The numbers shown reflect the value of options accumulated over all years of employment.


        Compensation Committee Interlocks and Insider Participation

The Compensation Committee is presently comprised of the Board of Directors. Mr. Kruy, the Company Chairman of the Board of Directors, President and CEO, participates as a member of the Board in compensation decisions, excluding decisions regarding his own compensation.

              Employment Contracts and Termination Agreements

Mr. Kruy is employed under an agreement which provides for his full-time employment as Chairman of the Board of Directors, President and Chief Executive Officer of the Company until December 31, 1998. Pursuant to an employment agreement dated November 18, 1994, the Company has agreed to pay Mr. Kruy minimum base compensation of $200,000 per year and an incentive bonus pursuant to the Company's Incentive Bonus Plan in an amount equal to 4% of the Company's pre-tax profit, as defined,

                                    -8-
beginning in fiscal 1995 for each fiscal year during the term of the agreement. If another person is given either the title or the powers of the Chief Executive Officer, Mr. Kruy will be entitled to resign and continue to be paid his fixed and incentive compensation, subject to mitigation, through December 31, 1998. This agreement was extended by the Board of Directors until December 31, 2002.


                     Report on Executive Compensation

The Company has designed its compensation program to compensate employees, including its executives, in a consistent manner to promote a cooperative effort toward common goals of quality performance. Compensation is set at levels which the Company believes will attract, motivate, and retain employees who can achieve these goals.

Compensation for the Company's executive officers consists of base salary, bonus and stock options. Base salaries and stock options are approved by the Compensation Committee presently comprised of the Board of Directors based upon a review of the responsibilities of the officer as well as a review of the base salaries and stock options of similar positions in other high technology companies of comparable revenues.

The Company believes that a substantial portion of an employee's compensation should be based on the performance of the Company. Therefore, the Company has an Incentive Bonus Plan which provides for annual cash bonuses to certain key employees of the Company based on the Company's operating results for the year up to an aggregate maximum of 15% of the Company's pre-tax income. As of December 31, 1998, approximately 10 employees were eligible to participate in this plan. Of the executive officers, Mr. Kruy was a participant in this plan in 1998. The amount of each individual bonus is determined at the discretion of the Board of Directors.

The Company also has the Cambex Corporation Employee Stock Purchase Plan which is an equity purchase plan designed to attract and retain employees who can make significant contributions to the success of the Company.

                              BOARD OF DIRECTORS
                              Joseph F. Kruy
                              Philip C. Hankins
                              C.V. Ramamoorthy
                              Robert J. Spain





















                                    -9-
                             PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG CAMBEX CORPORATION, THE S & P 500 INDEX
                        AND THE NASDAQ COMPUTER INDEX


                                    Cumulative Total Return

                           8/93   8/94   8/95   12/95  12/96  12/97  12/98

Cambex Corp  CBEX           100    115    288     185     44      3      5

S & P 500    I500           100    118    121     133    160    209    265

Nasdaq Computer   INAC      100    104    183     196    262    317    688




    *  $100 invested on 8/31/93 in stock or index.

    Including reinvestment of dividends.

    Fiscal year ending August 31 to 1995, then December 31 based on the closing price of the company's common stock on the over the counter market. The stock price performance shown on the graph is not necessarily indicative of future performance.

























                                   -10-


                          PRINCIPAL STOCKHOLDERS

Based on filings made with the Securities and Exchange Commission, the Company is not aware of any person who owns beneficially more than 5% of the outstanding Common Stock of the Company other than the following:

                                  Amount and Nature
                                  of Beneficial Ownership
                                  as of November 12, 1999
Name and Address                     (# Shares of                   Percent
of Beneficial Owner                   Common Stock)                 of
Class

Joseph F. Kruy                       1,399,940                      14.67%
360 Second Avenue
Waltham, MA  02451

CyberFin Corporation                    960,164                     10.06%
3 Crown Point Road
Sudbury, MA  01776

                      INDEPENDENT PUBLIC ACCOUNTANTS

Since 1998, Belanger & Company, P.C., independent public accountants, have reported on the Company's annual financial statements, and management expects that such firm will act as the Company's independent public accountants for the current fiscal year.

                           STOCKHOLDER PROPOSALS

Proposals of stockholders intended for consideration at the next Annual Meeting of Stockholders must be received by the Company no later than August 4, 2000 to be considered for inclusion in the Company's proxy materials relating to that meeting.

                              OTHER BUSINESS

The Management has no reason to believe that any other business will be presented at the Annual Meeting, but if any other business shall be presented, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

                                 FORM 10-K

A copy of Cambex Corporation's annual report on Form 10-K filed with the Securities Exchange Commission is incorporated herein by reference and is available without charge by writing to Shareholder Relations, Cambex Corporation, 360 Second Avenue, Waltham, MA 02451. The Company's annual report on Form 10-K is also available on-line in the EDGAR database at www.SEC.gov.











                                   -11-

                                EXHIBIT A


                            CAMBEX CORPORATION

                        2000 EQUITY INCENTIVE PLAN


1.     PURPOSE

       The purpose of this 2000 Equity Incentive Plan (the "Plan") is to advance the interests of CAMBEX CORPORATION (the "Company") by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

       The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplemental Grants, or combinations thereof, all as more fully described below.

2.     ADMINISTRATION

       The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3 or Section 8.6.

       The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing and amount of such Awards to a committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act.


3.     EFFECTIVE DATE AND TERM OF PLAN

       The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the plan may be made prior to that date (but after Board adoption of the Plan), subject to such approval of the Plan.
                                   -12-
       No Award may be granted under the Plan after December 31, 2009, but Awards previously granted may extend beyond that date.

4.     SHARES SUBJECT TO THE PLAN

       Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 1,500,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

       Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.     ELIGIBILITY AND PARTICIPATION

       Those eligible to receive Awards under the Plan ("Participants") will be persons in the employ of the Company or any of its subsidiaries ("Employees") and other persons or entities (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.     TYPES OF AWARDS

       6.1.  OPTIONS

       (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price.

       Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees.

       (b) Exercise Price. The exercise price of an Option will be determined by the Board subject to the following:

             (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

             (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

             (3) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

       (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

       (d) Exercise of Options. Options granted under any single Award will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.
                                   -13-
       Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

       (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option),
(i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note or personal check.

       (f) Discretionary Payments. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

       6.2.  STOCK APPRECIATION RIGHTS.

       (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in Stock value.

       In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. However, the Board may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Board to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Board may also grant Stock Appreciation Rights providing that following a change in control of the Company, as determined by the Board, the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the fair market value of a share of Stock on the date the Right was granted.

       (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

       (c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the following will apply:

             (1) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                                   -14-
             (2) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

             (3) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

             (4) The Stock Appreciation Right will be transferable only with the related option.

             (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

       (d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

       Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

       6.3.  RESTRICTED AND UNRESTRICTED STOCK

       (a) Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price equal to par value, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

       (b) Acceptance of Award. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

       (c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

       (d) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined in Section 7.2(a) below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

       (e)   Notice of Election.  Any Participant making an election under
Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

       (f) Other Awards Settled with Restricted Stock. The Board may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

       (g) Unrestricted Stock. The Board may, in its sole discretion, approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

                                   -15-
       6.4.  DEFERRED STOCK.

       A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Board may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

       6.5   PERFORMANCE AWARDS; PERFORMANCE GOALS

       (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

       (b) Other Awards Subject to Performance Condition. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

       6.6   LOANS AND SUPPLEMENTAL GRANTS.

       (a) Loans. The Company may take a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant.
A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

       (b) Supplemental Grants. In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this
Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs federal income tax liability with respect to the Award.

       7.    EVENTS AFFECTING OUTSTANDING AWARDS.

             7.1.  DEATH.

             If a Participant dies, the following will apply:

             (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.
                                   -16-
             (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

             (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

             7.2.  TERMINATION OF SERVICE (OTHER THAN BY DEATH).

             If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death), of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply:

             (a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of one month (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiary, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

       (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

       (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change, will be forfeited and the Award canceled as of the date of such Status Change unless otherwise determined by the Board.

       7.3.  CERTAIN CORPORATE TRANSACTION.

       In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Awards will terminate as of the effective date of the covered transaction, and the following rules shall apply;

       (a) Subject to paragraphs (b) and (c) below, the Board may in its sole discretion, prior to the effective date of the covered transaction,
(1) make each outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from each outstanding share of Restricted Stock, (3) cause the Company to make any payment and provide any benefit under each outstanding Deferred Stock Award, Performance Award, and Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant not suffered a Status Change (or died), and (4) forgive all or any portion of the principal of or interest on a Loan.
                                   -17-
       (b) If an outstanding Award is subject to performance or other conditions (other than conditions relating only to the passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If it does not do so, however, such Award will terminate as of the date of the covered transaction notwithstanding paragraph (a) above.

       (c) With respect to an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Board may, in lieu of the action described in paragraph (a) above, arrange to have such surviving or acquiring corporation or affiliate grant to the Participant a replacement award which, in the judgment of the Board, is substantially equivalent to the Award.

8.     GENERAL PROVISIONS

       8.1. DOCUMENTATION OF AWARDS

       Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

       8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.


             Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock.
However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

       8.3.  CONDITIONS ON DELIVERY OF STOCK

       The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

       If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

       8.4.  TAX WITHHOLDING.

       The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

       In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make

                                   -18-
other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

       If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

       8.5.  NONTRANSFERABILITY OF AWARDS

       No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

       8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

       (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

       (b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

       8.7.  EMPLOYMENT RIGHTS, ETC.

       Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

       8.8.  DEFERRAL OF PAYMENTS.

       The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

       8.9.  PAST SERVICES AS CONSIDERATION

       Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Board may determine that such price has been satisfied by past services rendered by the Participant.


                                   -19-
9.     EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

       Neither adoption of the Plan nor the grant of Awards to a participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which stock be issued to Employees.

       The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act.






































                                   -20-






                            CAMBEX CORPORATION

                   360 Second Avenue, Waltham, MA 02451

                      ANNUAL MEETING OF STOCKHOLDERS
                             DECEMBER 23, 1999

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph F. Kruy, Peter J. Kruy and Lois P. Lehberger proxies, with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, at the Annual Meeting of Stockholders of Cambex Corporation (the "Company") on December 23, 1999 at 9:30 A.M. Boston time, and at any adjournments thereof, all of the shares of the Company which the undersigned would be entitled to vote if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR FIXING THE NUMBER OF AND ELECTING DIRECTORS AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2 AND FOR PROPOSAL 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        (CONTINUED ON REVERSE SIDE)


 X Please mark your votes as in this example using dark ink only.


The Board of Directors recommends a vote FOR the following:

1.Election  FOR  WITHHOLD  Nominees:Joseph F. Kruy         FOR AGAINST ABSTAIN
  of Directors   AUTHORITY          C.V. Ramamoorthy    2.Approving an increase
                                    Robert J. Spain     in the number of shares
                                    Philip C. Hankins   authorized for issuance
                                                        under the Employee Stock
FOR, except vote withheld from the following            Purchase Plan.
nominees:                                               3.Approving the grant of
                                                        certain options and
                                                        approving the year 2000
                                                        Equity Incentive Plan.

             Date:           ,1999                          Date:        ,1999
SIGNATURE                          SIGNATURE IF HELD JOINTLY
Note:   Please sign exactly as name appears on the certificate or
certificates representing shares to be voted by this proxy. If the stock is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporation.